SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

SCIENCE DYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10690	22-2011859
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NO.)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

7150 N. Park Drive, Suite 500
Pennsauken, NJ08109
(Address of principal executive offices)

Registrant's telephone number, including area code (856) 910-1166

EXPLANATORY NOTE: Pursuant to a Stock Purchase Agreement, dated as of September 12, 2006, on September 19, 2006, Science Dynamics Corporation (the “Registrant”) company purchased all of the issued and outstanding shares of the Common Stock of Ricciardi Technologies, Inc. (“RTI”). The Registrant is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K initially filed with the Securities and Exchange Commission on September 25, 2006 to include the required financial statements of RTI and the pro forma financial information of the Registrant and its subsidiaries pursuant to Item 9.01 of this report.

Item 9.01 Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

Ricciardi Technologies Inc. - Audited Financial Statements for the year ended March 31, 2006 and 2005 and Notes to the Financial Statements.

(b) Pro Forma Financial information

Science Dynamics Corp. and Subsidiaries Unaudited combined Pro Forma unaudited combined Pro Forma Statement of Operations for the year ended December 31, 2005; and the nine month’s ended September 30, 2006.

 (c) Exhibits

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENCE DYNAMICS CORPORATION

BY:	/s/ Joseph Noto
Joseph Noto
Chief Financial Officer

DATED: December 5, 2006

2

SCIENCE DYNAMICS

INDEX TO FINANCIAL STATEMENTS

Pages
Audited financial statements:

Report of independent certified public Accountants	1

Balance sheet as of March 31, 2005 and 2004	2

Statement of operation for the year ended March 31, 2005 and 2004	3

Statement of cash flow for the year ended March 31, 2005 and 2004	4

Statement of changes in stockholders' equity for the year ended March 31, 2005 and 2004	?

Notes to financial statements	5 - 8

Independent Auditors’ Report

To The Board of Directors and Shareholders of
Ricciardi Technologies, Inc.

We have audited the accompanying balance sheets of Ricciardi Technologies, Inc. Inc. as of March 31, 2006 and 2005 and the related statements of operations, stockholders’ equity, and comprehensive Income, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ricciardi Technologies, Inc. as of March 31, 2006 and 2005, and results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Peter C. Cosmas Co., CPAs

370 Lexington Ave.
New York, NY 10017
September 19, 2006

Ricciardi Technologies, Inc.
BALANCE SHEETS
March 31,
ASSETS

	2006	2005

Current assets
Cash	$1,519,295	$923,865
Marketable securities	19,412	77,208
Accounts receivable	1,286,795	971,408
Unbilled revenue	79,515	64,695
Inventory	53,867	14,599

Total current assets	2,958,884	2,051,775

Property and equipment, net	-0-	-0-
Security deposits	5,500	5,500
Other receivables	119,725	-0-
Total assets	$3,084,109	$2,057,275

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$169,404	$141,206
Deferred taxes payable	406,164	247,819
Line of Credit	100,000	-0-
Notes payable shareholder	50,000	-0-

Total current liabilities	725,568	389,025

Stockholders’ equity
Common stock- .00 par value 100,000
shares authorized, 17,500 issued and outstanding	1,133,991	694,290
Retained Earnings	1,223,313	966,912
Accumulated Other Comprehensive Income	1,237	7,048
Total stockholders’ equity	2,358,541	1,668,250
Total liabilities and stockholders’ equity	$3,084,109	$2,057,275

See accompanying notes to financial statements

RICCIARDI TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS
YEARS ENDED MARCH 31,

	2006	2005

Consulting services	$4,606,185	$3,668,144

Costs and expenses
Direct Labor	1,709,736	1,147,344
Other direct costs	426,219	503,567
General and administrative	2,102,638	1,435,878

Total costs and expenses	4,238,593	3,086,789

Operating income	367,592	581,355

Other Income (expenses)
Realized Gains & Losses on stocks	20,185	(36,849)
Interest and Dividend income	27,027	12,420
Interest expense	(55)	-0-

Total other Income (expenses)	47,157	(24,429)

Income before income taxes	414,749	556,926

Deferred Income taxes	158,348	211,409
Net income	$256,401	$345,517

Basic earnings per common share
Net income	$14.65	$19.74

Diluted earnings per common share
Net Income	$11.28	$15.34

Weighted average shares outstanding basic	17,500	17,500
Weighted average shares outstanding diluted	22,730	22,530

See accompanying notes to financial statements

RICCIARDI TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS

	YEARS ENDED MARCH 31,
	2006	2005

Cash flows provided by(used in ) operating activities::

Net Income	$256,401	$345,517
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	-0-	4,545
ESOP Contribution	433,301	19,921
Stock Based compensation	6,400	-0-
Deferred Taxes	158,348	211,409
(Increase) decrease in:
Accounts receivable	(330,207)	(716,817)
Inventory	(39,268)	16,118
Other Assets	(119,725)	14,187
Increase (decrease) in:
Accounts payable and accrued expenses	28,198	(78,835)
Total Adjustments	137,047	529,472)
Net cash provided by( used in) operating activities	393,448	(183,955)
Cash flows provided by (used in) investing activities:
Purchases of property and equipment,
Decrease in securities	51,982	46,749
Net cash provided by (used in) investing activities	51,982	46,749

Cash flows from financing activities:

Line of Credit	100,000	-0-
Loan Payable stockholders	50,000	-0-
Net cash provided by financing activities	150,000	-0-

Net increase in cash	595,430	(137,206)

Cash at the beginning of the year	923,865	1,061,071
Cash at the end of the year	$1,519,295	$923,865

Supplemental information:
Interest	$55	$-0-
Taxes	-0-	-0-

See accompanying notes to financial statements

RICCIARDI TECHNOLOGIES, INC.
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2006 and 2005

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ricciardi Technologies, Inc. (the Company) is A Virginia corporation founded in March 1992. The Company specializes in providing commercial organizations and government agencies with computer software consulting services.

Use of estimates

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (US GAAP). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. These estimates form the basis for judgments made about the carrying values of assets and liabilities that are not readily apparent from other sources. Estimates and judgments are based on historical experience and on various other assumptions that the Company believes are reasonable under the circumstances. However, future events are subject to change and the best estimates and judgments routinely require adjustment. US GAAP requires estimates and judgments in several areas, including those related to impairment of goodwill and equity investments, revenue recognition, recoverability of inventory and receivables, the useful lives of long lived assets such as property and equipment, the future realization of deferred income tax benefits and the recording of various accruals. The ultimate outcome and actual results could differ from the estimates and assumptions used.

Revenue recognition

A substantial portion of the Company’s consulting revenue results from contracts with agencies of the federal government. Revenue on the time-and-material contracts is recognized based upon time (at established rates) and other direct costs incurred.

Cash and Cash Equivalents:

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is computed using the straight line method over estimated useful lives of three to seven years. Amortization of leasehold improvements is computed using the straight-lined method over the shorter of the estimated useful life of the asset or term of the related lease.

Income taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109 “Accounting for Income Taxes”, (SFAS No. 109) which establishes financial accounting and reporting standards for the effect of income taxes. The objective of accounting for income taxes is to recognize the amount of taxes payable or refundable for the current year and the deferred tax liabilities and assets for the future tax consequence of events that have been recognized in the entity’s financial statements. The Company files its income taxes on the cash basis.

Fair Value Disclosures

The carrying amounts reported in the Balance Sheet for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, approximate fair value because of the immediate or short-term maturity of these financial instruments.

Investments

The Company classifies its investments at the time of purchase as either held-to-maturity or available-for-sale. Held-to-maturity securities are those investments that the Company has the ability and intent to hold until maturity. Held-to-maturity securities are recorded at cost, adjusted for the amortization of premiums and discounts which approximates market value. Available-for-sale securities are recorded at fair value. Unrealized gains and losses net of the related tax effect on available-for-sale securities are reported in accumulated other comprehensive income, a component of stockholder’ equity, until realized. The estimated fair market values of investments are based on quoted market prices as of the end of the reporting period.

Note 2 - CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to significant concentrations of credit risks consist primarily of accounts receivable. To date, these financial instruments have been derived primarily from contracts with agencies of the federal government. Accounts receivable are generally due within 30 days and no collateral is required. The Company evaluates its accounts receivable on a customer-by-customer basis and has determined that no allowance for doubtful accounts is necessary at March 31, 2006 and 2005.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consists of the following at March 31,:

	2006	2005

Computer equipment	$7,962	$7,962
Furniture and fixtures	8,479	8,479
Total Assets	16,441	16,441
Less: Accumulated Depreciation and amortization	(16,441)	(16,441)
	$-0-	$-0-

Total depreciation and amortization expense on property and equipment totaled $-0- and $4,545 for the year ended March 31, 2006 and 2005, respectively.

NOTE 4- RETIREMENT PLAN

The Company maintains and Employee Stock Option Program (ESOP) The ESOP has 2,770 shares of the Company’s common stock. There is a 7 year vesting schedule. The Company is required to contribute a minimum of 1% and a maximum of 25% of salary each year. Contributions in March 31, 2006 and 2005 were $433,301 and $19,921, respectively. ESOP expenses is included in general and administrative expenses.

The Company maintains a SARSEP Pension plan which allows employees to elect to defer a part of their salaries into the plan. The Company does not contribute to this plan.

NOTE 5- LINE OF CREDIT

The Company has a bank line of credit of up to $250,000 bearing interest at the banks Prime rate. The balance at March 31, 2006 and 2005 was $100,000 and -0- respectively, The Company Interest expense paid, totaled $55 and $-0- for the years ended March 31, 2006 and 2005, respectively.

NOTE 6- RELATED PARTY TRANSACTIONS

During the years ended March 31, 2006 and 2005 the Company paid consulting services amounting to $163,750 and $74,500 respectively, to Domenix Corporation a company wholly owned by Michale Ricciardi.

NOTE 7 - NON-QUALIFIED STOCK OPTION PLAN

In 2000, the Company established the Ricciardi Technologies, Inc. 2000 Non-qualified Stock Option Plan. The plan is to encourage stock ownership by key employees of the Company. The maximum number of Non-qualified stock options available was 2,500. At March 31, 2004 2,300 options were issued. For the year ended March 31, 2006 the Company issued 200 options at a price of $65 for 100 shares and $1.00 for 100 shares, $6,400 of stock based compensation was recorded. No options were available at March 31, 2006.

NOTE 8- COMMITMENTS

The Company leases office space under the terms of non-cancelable operating leases, which expire at various dates through February 2008. The following is a schedule of the future minimum lease payments required under non-cancelable operating leases, which have initial or remaining terms in excess of one year as of March 31, 2006:

2007	$78,500
2008	2,750
Total	$81,250

NOTE 9 - INCOME TAXES

The provision for income taxes consists of the following:

	2006	2005
Current income tax expense
Federal	$133,320	$177,994
State	25,029	33.416
Total current income tax expense	$158,348	$211,409

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and (liabilities) include the following:

	2006	2005

Accounts receivable, Inventory, accounts Payable and accrued expenses	($406,164)	($247,819)

NOTE 10 - INVESTMENTS

We determine fair value based on quoted market values. A summary of the unrealized gains and losses of our available-for sale securities in other comprehensive income at March 31, follows:

		Gross Unrealized	Est.
	Cost	Gains	Fair Value

March 31, 2005 Marketable Equity securities	$70,160	$7,048	$77,208
March 31, 2006 Marketable Equity securities	$18,175	$1,237	$19,412

NOTE 11 - MAJOR CUSTOMERS

Currently two government agency’s account for more than 53% of total sales in 2005 and four government agency’s accounted for more than 63% of total sales in 2005.

NOTE 12- SUBSEQUENT EVENTS

On September 19, 2006, the shareholders sold (100%) of the issued and outstanding common stock of the Company to Science Dynamics Corp. As consideration for such shares of RTI, Science Dynamics Corp. the purchaser issued an aggregate of 50,000,000 shares of its common stock, 1,000,000 shares of Series B Convertible Preferred stock, $3,500,00 in cash and a note in the amount of $500,000. In addition the purchaser delivered 2,000,000 employee stock options to various RTI employees. RTI will continue to operate as an independent subsidiary of Science Dynamics Corp. As of September 20, 2006 the Company’s results will be consolidated with Science Dynamics Corp.

Before the closing the management distributed $2,628,064 of its cash. $1,266,934 was used to buy back shares issued under the ESOP Plan, and $1,361,130 was paid as a dividend. The Company’s net book value, at the close of business on September 19, 2006, after these transactions was $64,279.

Science Dynamics Corporation, Inc. and Subsidiaries
Unaudited Pro Forma Combined Financial Statements

The following unaudited pro forma combined financial statements of the Company presents the unaudited combined statements of operations for the year ended December 31, 2005 and September 30, 2006, as if the acquisition of Ricciardi Technologies Inc. had occurred January 1, 2005.

The acquisition is accounted for as a purchase, with the assets acquired and the liabilities assumed recorded at fair values. The pro forma statements were prepared on a preliminary basis and the excess of purchase price over net assets was allocated to goodwill with no specific allocation to other intingible assets. Accordingly, no amortization is reflected in the pro forma income statements.

The unaudited pro forma combined financial statements presented herein is for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the purchase had been consummated on such dates, nor is it necessarily indicative of future operating results or financial position. The unaudited pro forma combined financial statements should be read in conjunction with the audited financial statements of the Company and the notes thereto, which appear in the Company’s Form 10-KSB for the year ended December 31, 2005 and its quarterly report on Form 10-QSB for the quarter ended September 30, 2006, and the audited financial statements for RTI for the years ended March 31, 2006 and 2005 which appear elsewhere in this Form 8-K/A.

Science Dynamics Corporation, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Combined Financial Statements

Nine Months ended September 30, 2006:

1.
Represents the reversal of interest charged of $252,473 on the $2.0M Laurus Convertible Note extinguished September 19, 2006 in conjunction with the RTI acquisition financing placed with Barron Capital Partners.

2.
Represents the reversal of the amortization of deferred finance costs of $110,618 associated with the $4.5M convertible note placed with Barron Capital Partners on September 19, 2006. The amortization expense was for the period from September 20, 2006, the acquisition date to September 30, 2006.

3.
Interest expense of $56,250 for nine months reflects; (i) the interest chargeable on the $250,000 note with Laurus Capital as part of the refinancing which occurred on September 19, 2006 in conjunction with the “RTI” acquisition and (ii) the interest charged on the $500,000 note issued to RTI as part of the purchase price of “RTI”.

4.
The credit adjustments of $160,000 and $400,000 represents the reversal of bonus payments paid to former principals of RTI which would not have been required to be paid under the employment contracts executed in conjunction with the acquisition of “RTI”.

Twelve Months ended December 31, 2005:

1.
The charge of $995,566 to finance expense represents the amortization of deferred financing fees tied to the placement of the $4.5M convertible note issued to Barron Capital partners on September 19, 2006 in conjunction with the purchase of “RTI”.

2.
Represents the reversal of interest charged of $353,171 on the $2.0M Laurus Convertible Note extinguished September 19, 2006 in conjunction with the RTI acquisition financing placed with Barron Partners.

3.
Interest expense of $75,000 for twelve months reflects; (i) the interest chargeable on the $250,000 note with Laurus Capital as part of the refinancing which occurred on September 19, 2006 in conjunction with the “RTI” acquisition and (ii) the interest charged on the $500,000 note issued to RTI as part of the purchase price of “RTI”.

4.
The credit adjustments of $170,000 represents the reversal of bonus payments paid to former principals of RTI which would not have been required to be paid under the employment contracts executed in conjunction with the acquisition of “RTI”.

Science Dynamics Corporation & Subsidiaries
Statement of Operations
Proforma for the Twelve Months ended December 31, 2005

	Twelve Months					December 31,
	December 31, 2005			Adjustments		2005
	Scidyn	RTI	Consolidated	Dr(Cr)		Combined Proforma

Sales - Technology Products	$1,224,042		$1,224,042			$1,224,042
Sales- Technology Services	3,011,227	4,542,842	7,554,069			7,554,069
	4,235,269	4,542,842	8,778,111			8,778,111

Cost of Sales - Technology Products	439,483		439,483			439,483
Cost of Sale - Technology Services	1,834,281	2,021,126	3,855,407			3,855,407
	2,273,764	2,021,126	4,294,890	-		4,294,890

Gross Profit	1,961,505	2,521,716	4,483,221			4,483,221

Operating costs and expenses:

Research and development	431,021	-	431,021			431,021
Selling, general and Administrative	2,537,365	1,611,411	4,148,776	(170,000)	(4)	3,978,776

Total Operation Expenses	2,968,386	1,611,411	4,579,797			4,409,797

-			-

Total Operating Income (loss)	(1,006,881)	910,305	(96,576)			73,424

Other income (expenses):
NJ NOL	216,058	-	216,058			216,058
Gain and Loss of investments	-	-	-			-
Interest & Dividend income		44,111	44,111			44,111
Derivative income	370,027		370,027			370,027
Other Income		(14,926)	(14,926)			(14,926)
Interest expense	(509,007)	-	(509,007)	(353,171)	(2)	(230,836)
				75,000	(3)
Minority interest	93,679		93,679			93,679
Finance Expense	(26,979)	-	(26,979)	995,566	(1)	(1,022,545)
Total Other Income (expense)	143,778	29,185	172,963			(544,432)
Net Income (Loss)	(863,103)	939,490	76,387	547,395		(471,008)

Science Dynamics Corporation & Subsidiaries
Statement of Operations
Proforma for the Nine Months ended September 30, 2006						Nine Months
						September 30,
	Nine Months			Adjustments		2006
	September 30,	January 1, 2006 to		Dr(Cr)
	2006	September 19, 2006
	Scidyn	RTI	Consolidated			Combined Proforma

Sales - Technology Products	$1,134,690		$1,134,690			1,134,690
Sales- Technology Services	3,044,670	3,640,176	6,684,846			6,684,846
	4,179,360	3,640,176	7,819,536			7,819,536

Cost of Sales - Technology Products	400,253		400,253			400,253
Cost of Sale - Technology Services	1,432,116	1,644,523	3,076,639	(160,000)	(4)	2,916,639
	1,832,369	1,644,523	3,476,892			3,316,892

Gross Profit	2,346,991	1,995,652	4,342,643			4,502,643

Operating costs and expenses:

Research and development	327,474	-	327,474			327,474
Selling, general and Administrative	1,716,505	1,536,515	3,253,020	(400,000)	(4)	2,853,020

Total Operation Expenses	2,043,979	1,536,515	3,580,494			3,180,494

Total Operating Income	303,012	459,137	762,149			1,322,149

Other income (expenses):
Gain and Loss of investments	-		-			-
Interest & Dividend income		34,645	34,645			34,645
Other Income	13,505	(15,040)	(1,535)			(1,535)
Interest expense	(409,510)		(409,510)	(251,473)	(1)	(101,787)
				(56,250)	(3)
Extinguishment Loss	(158,266)	-	(158,266)			(158,266)
Derivative income (expenses)	(16,921,159)		(16,921,159)			(16,921,159)
Minority interest	(30,238)		(30,238)			(30,238)
Finance Expense	(126,927)	-	(126,927)	(110,618)	(2)	(16,309)
Total Other income (expenses)	(17,632,595)	19,605	(17,612,990)			(17,194,649)

Net Income (Loss)	(17,329,583)	478,742	(16,850,841)	(978,341)		(15,872,500)